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                                                               EXHIBIT 10.5 (f)
CONFORMED COPY


             THIRD AMENDED AND RESTATED THREE-YEAR CREDIT AGREEMENT

    THIRD AMENDED AND RESTATED THREE-YEAR CREDIT AGREEMENT dated as of September 17, 1999 (this "Agreement") among TOYOTA MOTOR CREDIT CORPORATION, the BANKS listed on the signature pages hereof and BANK OF AMERICA, N.A., as Agent.

    W I T N E S S E T H:

    WHEREAS, the parties hereto have heretofore entered into a Three-Year Credit Agreement dated as of September 29, 1994, as amended as of September 28, 1995, amended and restated as of September 24, 1996 and September 23, 1997 and amended as of March 19, 1999 (collectively the "Existing Agreement"); and

   WHEREAS, Morgan Guaranty Trust Company of New York desires to resign as Agent under the Existing Agreement and the Banks desire to appoint Bank of America, N.A. (and Bank of America N.A. desires to accept such appointment) to succeed to and become vested with all the rights and duties of the retiring Agent under the Existing Agreement effective upon the Effective Date (as defined below); and

    WHEREAS, no Loans are outstanding under the Existing Agreement at the date hereof; and

    WHEREAS, the parties hereto desire to amend the Existing Agreement as set forth herein and to restate the Existing Agreement in its entirety to read as set forth in the Existing Agreement with the amendments specified below;

    NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Existing Agreement shall have the meaning assigned to such term in the Existing Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Existing Agreement shall from and after the date hereof refer to the Existing Agreement as amended hereby.

Section 2. Replacement of the Agent. By executing this Agreement, effective on the Effective Date, Morgan Guaranty Trust Company of New York shall resign as Agent under the Existing Agreement, each of the Banks shall appoint Bank of America, N.A., as Agent, and Bank of America, N.A. shall thereupon succeed to and become vested with all the rights and duties of Morgan Guaranty Trust Company of New York as Agent under the Existing Agreement, and Morgan Guaranty Trust Company of New York shall be discharged from its duties and obligations as Agent thereunder. Morgan Guaranty Trust Company of New York shall continue as a Bank party to the Agreement after its resignation as Agent


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Section 3.  Amendment of the Existing Agreement

     (a) The name "Morgan Guaranty Trust Company of New York" appearing in the definitions of "Agent", "CD Reference Banks", "Euro-Dollar Reference Banks" and "Federal Funds Rate" is changed to "Bank of America, N.A.".
(b) The definition of "Domestic Business Day" is amended to read in its entirety as follows:

"Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City or San Francisco are authorized by law to close.

     (c) The definition of "Prime Rate" is amended to read in its entirety as follows:

     "Prime Rate" means the rate of interest in effect for such day as publicly announced from time to time by Bank of America, N.A. as its "prime rate." Such rate is a rate set by Bank of America, N.A. based upon various factors including Bank of America, N.A.'s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America, N.A. shall take effect at the opening of business on the day specified in the public announcement of such change.

     (d) Sections 7.1, 7.2, 7.3, 7.6, 7.7 and 7.8 are amended in their entirety to read as follows:

Section 7.1 Appointment and Authorization. Each Bank irrevocably appoints and authorizes the Agent to take such action as Agent on its behalf and to exercise such powers under this Agreement and the Notes as are delegated to the Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement, the Agent shall not have or be deemed to have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

Section 7.2 Agent and Affiliates. Bank of America, N.A. shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Agent, and Bank of America, N.A. and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or affiliate of the Borrower as if it were not the Agent hereunder. The Banks acknowledge that, pursuant to such activities, Bank of America, N.A. or its affiliates may receive information regarding the Borrower or its affiliates (including information that may be subject to confidentiality obligations in favor of the Borrower or such affiliate) and acknowledge that the Agent shall be under no obligation to provide such information to them.


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Section 7.3 Action by Agent.  The obligations of the Agent hereunder are only those expressly set forth herein. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or under the Notes unless it shall first receive such advice or concurrence of the Required Banks as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Required Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

Section 7.6 Indemnification. Each Bank shall, ratably in accordance with its Commitment, indemnify the Agent, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct provided, however, that no action taken in accordance with the directions of the Required Banks shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section) that such indemnitees may suffer or incur in connection with this Agreement, the Existing Agreement, the Commitments, the use or contemplated use of the proceeds of any Loan, the relationship of the Borrower, the Agent and the Banks under this Agreement or any action taken or omitted by such indemnitees hereunder.

Section 7.7 Credit Decision; Disclosure of Information by Agent. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

Except for notices, reports and other documents expressly herein required to be furnished to the Banks by the Agent herein, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower or any of its Subsidiaries which may come into the possession of the Agent.

Section 7.8 Successor Agent. The Agent may resign at any time by giving notice thereof to the Banks and the Borrower. Upon any such resignation, the Required Banks shall have the right to appoint a successor Agent with the written consent of the Borrower, which shall not be unreasonably withheld.
If no successor Agent shall have been so appointed by the Required Banks with the consent of the Borrower, and shall have accepted such appointment, within 30 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $1,000,000,000. Upon the acceptance of its appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.


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     (e) The following provisions are added to Article 7 of the Existing
Agreement as Sections 7.10 and 7.11:

Section 7.10 Delegation of Duties. The Agent may execute any of its duties under this Agreement by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

Section 7.11 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Banks, unless Agent shall have received written notice from a Bank or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Agent will notify the Banks and the Borrower of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Banks in accordance with Article 6; provided, however, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Agent or the Banks.

Section 4. Governing Law This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Section 5 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
 This Agreement shall become effective on the date (the "Effective Date") when the Agent shall have received (i) duly executed counterparts hereof signed by the Borrower and the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party) and (ii) an opinion of the General Counsel of the Borrower (or such other counsel for the Borrower as may be acceptable to the Agent) substantially in the form of Exhibit E to the Existing Agreement with reference to this Agreement and the Existing Agreement as amended and restated hereby.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

TOYOTA MOTOR CREDIT CORPORATION


By: /s/ George E. Borst
   ---------------------------
Title: Senior Vice President and
General Manager







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Commitments
-----------

$100,000,000                         BANK OF AMERICA, N.A.

                                     By: /s/  Alan H. Roche
                                        ---------------------------
                                     Title: Vice President


$100,000,000                         MORGAN GUARANTY TRUST COMPANY OF NEW
YORK

                                     By: /s/  Robert Bottamedi
                                        ---------------------------
                                     Title: Vice President


$100,000,000                         THE BANK OF TOKYO-MITSUBISHI, LTD.
                                         LOS ANGELES BRANCH

                                     By: /s/ Masato Sekino
                                        ---------------------------
                                     Title: Deputy General Manager


$100,000,000                         THE CHASE MANHATTAN BANK

                                     By: /s/ Frances L. Bonham
                                        ---------------------------
                                     Title: Managing Director


$100,000,000                         CITICORP USA, INC.

                                     By: /s/ Candi M. Halbert
                                        ---------------------------
                                     Title:


$100,000,000                         CREDIT SUISSE FIRST BOSTON

                                     By: /s/ Robert N. Finney
                                        ---------------------------
                                     Title: Managing Director

                                     By: /s/ Jeffrey B. Ulmer
                                        ---------------------------
                                     Title: Vice President







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$40,000,000                          ABN AMRO BANK N.V.

                                     By: /s/ John A. Miller
                                        ---------------------------
                                     Title: Group Vice President

                                     By: /s/ Ellen M. Coleman
                                        ---------------------------
                                     Title: Vice President


$40,000,000                          PARIBAS

                                     By: /s/ Carol Simon
                                        ---------------------------
                                     Title: Head, NY Credit Risk
                                            Financial Markets

                                     By: /s/ Jean Wehner
                                        ---------------------------
                                     Title: Senior Credit Officer


$40,000,000                          BARCLAYS BANK PLC

                                     By: /s/ L. Peter Yetman
                                        ---------------------------
                                     Title: Director


$40,000,000                          DEUTSCHE BANK AG, NEW YORK BRANCH
                                        /CAYMAN ISLAND BRANCH

                                      By: /s/ Oliver Schwarz
                                         --------------------------
                                      Title: Assistant Vice President

                                      By: /s/ Stefan Hafke
                                         ---------------------------
                                      Title: Vice President


$40,000,000                           THE SAKURA BANK, LIMITED

                                      By: /s/ Sumio Tanaka
                                         ---------------------------
                                      Title: Joint General Manager


$40,000,000                           THE SANWA BANK, LIMITED,
                                          LOS ANGELES BRANCH

                                      By: /s/ Zenichi Muramoto
                                         ---------------------------
                                      Title: Senior Vice President &
                                             Deputy General Manager


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$40,000,000                           THE TOKAI BANK, LIMITED

                                      By: /s/ Kosuke Furukawa
                                         ---------------------------
                                      Title: Joint General Manager



$80,000,000                           UBS AG, STAMFORD BRANCH

                                      By: /s/ Gregory Raue
                                         ---------------------------
                                      Title: Director

                                      By: /s/ Wilfred Saint
                                         ---------------------------
                                      Title: Associate Director
                                             Loan Portfolio Support, US

-----------------
Total Commitments
     $960,000,000
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BANK OF AMERICA, N.A., as Agent


By: /s/ David Price
   ---------------------------
Title: Vice President



MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as retiring Agent


By: /s/  Robert Bottamedi
   ---------------------------
Title: Vice President